Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,026,088)
Unrealized Gain (Loss) on Market Value of Futures	6,369,665
Dividend Income	42,700
Interest Income	436,199
ETF Transaction Fees	3,500
Total Income (Loss)	$2,825,976

Expenses
Management Fees	$177,913
Professional Fees	24,749
Brokerage Commissions	28,534
Non-interested Directors' Fees and Expenses	3,096
Prepaid Insurance Expense	6,733
Total Expenses	$241,025
Net Income (Loss)	$2,584,951

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$279,018,769
Withdrawals (900,000 Shares)	(32,546,504)
Net Income (Loss)	2,584,951

Net Asset Value End of Month	$249,057,216
Net Asset Value Per Share (6,950,000 Shares)	$35.84

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(21,425)
Realized Trading Gain (Loss) on Short-Term Investments	18
Unrealized Gain (Loss) on Market Value of Futures	111,750
Dividend Income	805
Interest Income	12,180
ETF Transaction Fees	350
Total Income (Loss)	$103,678

Expenses
Management Fees	$4,009
Professional Fees	4,604
Brokerage Commissions	35
Non-interested Directors' Fees and Expenses	86
Prepaid Insurance Expense	85
Total Expenses	8,819
Expense Waiver	(3,885)
Net Expenses	$4,934
Net Income (Loss)	$98,744

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$7,988,090
Withdrawals (50,000 Shares)	(812,588)
Net Income (Loss)	98,744

Net Asset Value End of Month	$7,274,246
Net Asset Value Per Share (450,000 Shares)	$16.16

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,047,513)
Realized Trading Gain (Loss) on Short-Term Investments	18
Unrealized Gain (Loss) on Market Value of Futures	6,481,415
Dividend Income	43,505
Interest Income	448,379
ETF Transaction Fees	3,850
Total Income (Loss)	$2,929,654

Expenses
Management Fees	$181,922
Professional Fees	29,353
Brokerage Commissions	28,569
Non-interested Directors' Fees and Expenses	3,182
Prepaid Insurance Expense	6,818
Total Expenses	249,844
Expense Waiver	(3,885)
Net Expenses	$245,959
Net Income (Loss)	$2,683,695

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$287,006,859
Withdrawals (950,000 Shares)	(33,359,092)
Net Income (Loss)	2,683,695

Net Asset Value End of Month	$256,331,462

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596